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                                                                    EXHIBIT 10.3

                               AMENDMENT NO. 1 TO

                     MASTER PROFESSIONAL SERVICES AGREEMENT

      This Amendment No. 1 (this "AMENDMENT") to the Master Professional Services Agreement between The Williams Companies, Inc. ("WILLIAMS") and International Business Machines Corporation ("PROVIDER") dated June 1, 2004 (the "AGREEMENT") is made as of June 1, 2004 (the "AMENDMENT EFFECTIVE DATE") by and between Williams and IBM.

      WHEREAS, Williams and Provider engaged in extensive negotiations, discussions and due diligence that have culminated in the formation of the contractual relationship described in the Agreement;

      WHEREAS Williams and Provider desire to make minor changes and corrections to the Agreement and the various Schedules thereto in order to better reflect the intended relationship between the parties; and

      WHEREAS, capitalized terms used herein and not otherwise defined herein, shall have the meanings given such terms in the Agreement,

      NOW THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Williams and Provider hereby agree as follows:

1. OTHER PROVISIONS UNCHANGED. Except as specifically amended hereby, all other provisions of the Agreement shall remain in full force and effect.

2. SECTION 2.1(86). Section 2.1(86) of the Agreement is hereby revised and restated to read as follows:

"TAX AUTHORITY" shall mean any federal, state, provincial, regional, territorial, local or other fiscal, revenue, customs or excise authority, body or official competent to impose, collect or assess tax.

3. SECTION 16.1(c). The first sentence of Section 16.1(c) of the Agreement is hereby revised and restated to read as follows:

      "ENDORSEMENTS. Provider's insurance policies as required herein under Sections 16.1(a)(ii) and (iii) shall name Williams, Williams Affiliates and Eligible Recipients and their respective officers, directors and employees as Additional Insureds for any and all liability arising at any time in connection with Provider's performance under this Agreement."

4. SECTION 9.1(a). The first sentence of Section 9.1(a) of the Agreement is hereby revised and restated to read as follows:

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      DELIVERY AND CONTENTS. As part of the Services, and at no additional cost to Williams, Provider shall deliver to Williams for its review, comment and approval (i) a reasonably complete draft of the Policy and Procedures Manual by the date indicated in Schedule H and (ii) a final draft of the Policy and Procedures Manual by the date indicated in Schedule H or, if later, within thirty (30) days after receipt of comments and suggestions as described in Section 9.1(b).

      In Section 9.1(a)(iii), the words "and 15.14" are deleted.

5. SECTION 12.2. The final sentence of Section 12.2 of the Agreement is hereby revised and restated to read as follows:

"Prior to the Commencement Date and until such time Williams achieves an investment grade status of Moody's "Baa3" or better, or Standard & Poors "BBB-" or better, Williams shall provide to Provider an irrevocable letter of credit of Two Million Dollars ($2,000,000) to the benefit of Provider to be drawn upon by Provider in its sole discretion in the event of Williams's non-payment of undisputed amounts after first giving notice to Williams and providing Williams the five (5) business day opportunity to cure as set forth above."

6. Section 18.3(c)(i). The word "indemnitees" is replaced by "indemnities."

7. Section 21.3(a): The address under the second heading of "with a copy to" is replaced by the following:

      General Counsel
      IBM Business Consulting Services
      Building 2, Route 100
      Somers, NY 10589

8. SCHEDULE B. Schedule B is hereby replaced with the revised Schedule B attached to the Agreement.

9.    SCHEDULE D. Schedule D is hereby amended as set forth in Exhibit 1 hereto

10. SCHEDULE G. Schedule G and the Attachments to Schedule G are hereby replaced with the revised Schedule G and the revised Attachments to Schedule G attached to the Agreement.

11. SCHEDULE J. Schedule J and the Attachments to Schedule J are hereby replaced with the revised Schedule J and the revised Attachments to Schedule J attached to the Agreement.

12. SCHEDULE L. Schedule L is hereby replaced with the revised Schedule L attached to the Agreement.

13.   SCHEDULE S. Schedule S is hereby amended as set forth in Exhibit 1 hereto.

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10.   COUNTERPARTS. This Amendment may be executed in more than one counterparts by the parties hereto, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

11. GOVERNING LAW AND FORUM. This Amendment and performance under it shall be governed by and construed in accordance with Section 19.5 of the Agreement. This Amendment is incorporated into and made a part of the Agreement. This Amendment is subject to the terms and conditions of the Agreement, as such terms are modified by this Amendment.

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      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized representatives as of the Amendment Effective Date.

THE WILLIAMS COMPANIES, INC.                INTERNATIONAL BUSINESS
                                            MACHINES CORPORATION

By:  /s/ Michael P. Johnson                 By: /s/ Edward V. Kelly
     ----------------------------------         --------------------------------
Title: Senior Vice President                Title:  Senior Project Executive
Date 08/02/04                               Date: 08/02/04

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